                               [FLEET LETTERHEAD]


                                                     FLEET BANK
                                                     1133 Avenue of the Americas
                                                     New York, NY 10036


                                 August 9, 1996

North American Watch Company,
a division of Movado Group, Inc.,
125 Chubb Avenue
Lyndhurst, New Jersey  07071

                  Re: Letter Agreement dated May 31, 1995 (as amended, the "Letter Agreement"; capitalized terms are used herein as defined therein) between Fleet Bank, N. A. (formerly NatWest Bank N.A.) (the "Bank") and North American Watch Company (now a division of Movado Group, Inc.) (the "Company")

Ladies and Gentlemen:

We are please to confirm that we have extended the $12,500,000 Advised Line and the $15,000,000 FX Line for the Company on the same terms and conditions as set forth in the Letter Agreement; provided, however, that (i) availability under the Advised Line is hereby extended to August 8, 1997 (and all Loans and Acceptances shall mature on and all letters of Credit shall expire no later than that date) and (ii) availability under the FX Line is hereby extended to August 8, 1997.

This extension shall be effective upon our receipt of the enclosed copy of this letter signed by the Company and receipt of the enclosed Endorsement No. 1 to the promissory note dated as of May 31, 1995, as amended, duly executed by the Company.

                                Very truly yours,


                                FLEET BANK, N.A.
                                (formerly NatWest Bank N.A.)


                                By: /s/ Signature Illegible
                                   ----------------------------
                                Title:  Vice President
                                      -------------------------

ACCEPTED AND AGREED:


NORTH AMERICAN WATCH COMPANY,
a division of MOVADO GROUP, INC.


By: /s/ Signature Illegible
   -------------------------
Title: Chief Operating Officer
      -------------------------
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                                ENDORSEMENT NO. 1

         The undersigned, NORTH AMERICAN WATCH COMPANY, a division of MOVADO GROUP, INC. (the "Borrower") and FLEET BANK, N.A. (formerly NatWest Bank N.A.) (the "Bank") hereby agree that the $12,500,000 Promissory Note of the Borrower in favor of the Bank dated as of May 31, 1995, as amended (the "Note"), to which this Endorsement is attached is hereby amended as follows:

         The maturity of the Note is extended to August 8, 1997 and accordingly the reference to the Maturity Date on the first line of the Note is modified to read August 8, 1997.

         All references to "NatWest Bank N.A." or "NatWest" or "NatWest Bank" are, effective as of May 1, 1996 deemed to refer to "Fleet Bank, N.A.".

         Except as expressly amended by this Endorsement all the terms and conditions of the Note to which this Endorsement is attached shall continue in full force and effect.

         This Endorsement shall be effective as of August 8, 1996.


                                            NORTH AMERICAN WATCH COMPANY,
                                            a division of MOVADO GROUP, INC.


                                            By: /s/ Signature Illegible
                                               ----------------------------
                                            Title:  Chief Operating Officer
                                                  -------------------------



                                            FLEET BANK, N.A.
                                            (formerly NatWest Bank N.A.)


                                            By: /s/ Signature Illegible
                                               ----------------------------
                                            Title:  Vice President
                                                  -------------------------